KEMPER
STRATEGIC INCOME FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

                    " . . . The fund provided strong
                    performance in terms of both market
                    price and net asset value ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
12
Financial Statements
14
Notes to
Financial Statements
16
Financial Highlights
17
Shareholders' Meeting




AT A GLANCE
-------------------------------------------------------------------------------
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997

                              BASED ON    BASED ON
                              NET ASSET    MARKET
                                VALUE      PRICE
-------------------------------------------------------------------------------
KEMPER STRATEGIC
INCOME FUND                     8.52%      9.13%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET ASSET VALUE
 AND MARKET PRICE
-------------------------------------------------------------------------------

                                 AS OF     AS OF
                                5/31/97   11/30/96
-------------------------------------------------------------------------------
NET ASSET VALUE                 $15.70     $15.34
-------------------------------------------------------------------------------
MARKET PRICE                    $18.375    $17.75
-------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

-------------------------------------------------------------------------------
 DIVIDEND REVIEW
-------------------------------------------------------------------------------

The following table shows per share dividend and yield information for the fund as of May 31, 1997.

-------------------------------------------------------------------------------
SIX-MONTH INCOME:                     $ 0.9020
-------------------------------------------------------------------------------
MAY DIVIDEND:                         $ 0.1470
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)              11.24%
-------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET VALUE)                  9.60%
-------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

EMERGING MARKETS A developing or emerging country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period. Total return may be based upon net asset value or market price.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR. JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976 AND IS EXECUTIVE VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. HE RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWESTERN UNIVERSITY.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996, AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. VANDENBERG HAS MORE THAN 20 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE

THE PORTFOLIO MANAGEMENT TEAM OF KEMPER STRATEGIC INCOME FUND DISCUSSES THE PERFORMANCE OF THE FIXED-INCOME MARKET DURING THE LAST SIX MONTHS. THEY EXPLAIN THE IMPACT THE FEDERAL RESERVE BOARD'S INTEREST RATE INCREASE HAD ON THE OVERALL BOND MARKET AS COMPARED WITH THE FUND.

Q    HOW DID THE FUND PERFORM DURING THE SEMIANNUAL PERIOD DECEMBER 1, 1996
THROUGH MAY 31, 1997?

A    The fund provided strong performance for the six-month period. On a market value basis the fund returned 9.13 percent, while on a net asset value basis, the fund returned 8.52%.

Q    DURING THE FUND'S SEMIANNUAL PERIOD -- THE FEDERAL RESERVE BOARD (THE FED)
INCREASED SHORT-TERM INTEREST RATES. WHAT WAS BEHIND THE FED'S ACTION?

A    Signs of stronger economic growth and concerns of potentially higher inflation led to the Fed's 0.25 percent interest rate tightening. Here's what was going on.

     The fixed-income market was volatile in the first half of the period as a result of the ongoing concern about the direction of interest rates. In December the market suffered when Federal Reserve Board Chairman Alan Greenspan commented that investors were acting with "irrational exuberance" and that he believed there were many overvalued securities. Signs of strong retail sales and low unemployment figures also concerned the market as it signaled that economic growth might be gaining momentum. In February, relatively high gross domestic product figures were released that confirmed the market's fear that the economy had been strong at the end of 1996. Greenspan then intimated that a rate increase would likely be necessary to slow economic growth and ward off inflation. Greenspan again expressed his concern in February about the high valuations in the market. The Fed raised interest rates in late March and a sell-off ensued in both bond and equity markets. As a result, bond yields rose and prices of securities fell.

     By the end of April, however, signs of the economy slowing began to surface and inflation remained benign. This helped fixed-income investments begin to gain back some of the ground they had lost earlier. Market yields declined the last two months of the period with the perception that the economy was losing some of its earlier momentum. In May the market rallied when the Fed met and chose not to adjust interest rates.

Q    HOW DID YOU MANAGE THE FUND IN LIGHT OF THE CHANGING INTEREST RATE
ENVIRONMENT?

A    Because of the income-oriented structure of the fund, we did not aggressively buy and sell issues within the portfolio in anticipation of the Fed's rate hike. We generally ride out short periods of interest rate turbulence, allowing the fund to benefit from the high level of income generated by its portfolio. This enables the fund to address its primary investment objective -- generating a high level of current income.

     Although the fluctuation in rates did not impact the fund's portfolio composition, it did have an impact on our leveraging activities. As you may know, about one third of the fund is leveraged in order to help support its high level of income. As a result, we work diligently to anticipate the direction of interest rates to secure the most beneficial and appropriate types of financing for the fund.

Q    CAN YOU ELABORATE ON THE FUND'S LEVERAGING ACTIVITIES?

A    The use of leveraging is an important means of generating income. We borrow short-term funds at market rates to increase our investment in bonds that pay higher rates of interest, which increases income. Since the fund's inception, approximately one-third of its net assets have been leveraged -- or used as collateral for the loans.

     The fund's mortgage investments play a substantial role in our ability to leverage. Lenders will generally allow us to borrow almost the full value of our mortgages because of their high credit rating and level of liquidity.

Q    IS THERE A RISK TO LEVERAGING?

A    The stated objective of this fund is to provide a high level of current income. As such, we will seek to incur only the risk necessary to achieve that objective. The higher the potential for return, the higher the risk

PERFORMANCE UPDATE

involved. Yet, we are cautious about the risks and how we employ our investment tools. For instance, the terms of our loans are staggered. This reduces the chance that sudden rate changes would significantly impact the entire portfolio.

     Leveraging is important to maintain the fund's income level and is an integral part of our investment strategy. However, investors should realize that leveraging presents special risk considerations and can exaggerate the volatility of the net asset value of the fund's shares and its yield.

Q    WHAT WAS THE BEST PERFORMING SECTOR FOR THE FUND?

A    During the six-month period, emerging market investments significantly outperformed the other sectors in which the fund invests. This was in spite of a brief correction that occurred in March due to the Fed's interest rate increase.

     We believe that emerging market investments offer extremely attractive rates of income and have the potential for continued strong performance. The countries in which we are invested are benefiting from economic reform.
This has provided broad-based benefits for their economies and consequently the fund's investments in those countries.

     As a result of these improving fundamentals, we have witnessed a tightening of spreads, which we believe is warranted. Remember, a spread indicates the difference in yield between various types of securities. The more risky an asset, the higher yield it generally pays. When spreads tighten, it means that yields may be falling relative to the risk or the risk of the security may be reduced relative to the yield. This tightening of spreads in the emerging markets sector makes sense because investors are becoming more comfortable investing in these types of foreign markets and in many cases those economies are improving. This provides a favorable backdrop for ongoing emerging markets performance.

     For these reasons, we continued to increase the fund's investment in this sector over the course of the last six months. Historically, the fund had been relatively evenly split among investments in emerging markets, high yield bonds and mortgages. At the end of May, emerging market investments represented 43 percent of the fund's assets, while mortgages and high yield bonds accounted for 33 and 22 percent respectively. It is important to note that this shift in assets is to seek to optimize income through emerging market investments. It does not indicate any loss of confidence in the high yield market.

Q    HOW DID THE FUND'S HIGH YIELD BONDS PERFORM?

A    High yield bonds performed well during the period, although they experienced some short-lived turbulence at about the time the Fed raised interest rates. High yield bonds were also impacted by comments made earlier by Fed Chairman Alan Greenspan. He noted the historically tight spreads in the high yield market and expressed his concern about whether or not the market would be able to sustain its performance. These comments, combined with the rate increase, caused a brief correction and a slight widening of spreads in March. In April, investors returned to the high yield market believing the drop in values to be a short-term correction, not the start of any extended downturn. High yield bonds performed well through the end of the period and the fundamentals of the high yield market look strong today. Economic growth is moderate, inflation is benign and there are virtually no defaults in the high yield market.

Q    WHAT'S YOUR OUTLOOK FOR THE FUND AND THE OVERALL BOND MARKET?

A    We are optimistic about the potential for the fund in the current economic environment. Moderate economic growth and benign inflation are positive for the bond market and the fund.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                            ON 5/31/97              ON 11/30/96
-------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS                          33%                      32%
-------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS                      22                       26
-------------------------------------------------------------------------------
EMERGING MARKETS                                43                       40
-------------------------------------------------------------------------------
OTHER                                            2                        2
-------------------------------------------------------------------------------
                                               100%                     100%

                                            [PIE CHART]             [PIE CHART]
                                            ON 5/31/97              ON 11/30/96

LONG-TERM FIXED INCOME SECURITIES RATINGS

-------------------------------------------------------------------------------
                                            ON 5/31/97              ON 11/30/96
-------------------------------------------------------------------------------
AAA                                             35%                      35%
-------------------------------------------------------------------------------
A                                                6                        6
-------------------------------------------------------------------------------
BB                                              25                       23
-------------------------------------------------------------------------------
B                                               33                       35
-------------------------------------------------------------------------------
OTHER                                            1                        1
-------------------------------------------------------------------------------
                                               100%                     100%

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of S&P or Moody's ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

                                            [PIE CHART]             [PIE CHART]
                                            ON 5/31/97              ON 11/30/96

AVERAGE MATURITY

-------------------------------------------------------------------------------
                                                     ON 5/31/97    ON 11/30/96
-------------------------------------------------------------------------------
AVERAGE MATURITY                                     12.5 YEARS     13.4 YEARS
-------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                               PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--48.6%                   Federal National Mortgage Association
                                           7.50%, 2027                                        $   988      $   984
                                         Government National Mortgage Association
                                           7.50%, 2023-2027                                    13,015       13,008
                                           8.00%, 2022-2026                                    12,086       12,344
                                         -----------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $25,521)                                                    26,336
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENTS--63.4%            (b)Republic of Argentina
                                           5.703%, 2002                                         8,900       10,350
                                           5.703%, 2007                                         6,693        6,042
                                         Federal Republic of Brazil, 8.00%, 2014, PIK          15,474       12,268
                                      (b)United Mexican States
                                           6.25%, 2019                                          2,500        1,886
                                           11.50%, 2026                                           910        1,011
                                      (b)Republic of Panama, 6.546%, 2002                       2,390        2,363
                                      (b)Republic of Venezuela, 6.50%, 2007                       500          456
                                         -----------------------------------------------------------------------------
                                         TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                         (Cost: $24,576)                                                    34,376
                                         -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------

AGRICULTURE AND                          Hines Horticulture, 11.75%, 2005                         500          531
CHEMICALS--1.8%                          Pioneer Americas Acquisition Corp., 13.375%, 2005        140          167
                                         Polymer Group Inc., 12.25%, 2002                          90           99
                                         Rexene Corp., 11.75%, 2004                               170          190
                                         -----------------------------------------------------------------------------
                                                                                                               987
----------------------------------------------------------------------------------------------------------------------

BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                       500          535
CABLESYSTEMS AND                      (a)Australis Holdings, 15.00%, 2004                         500          307
PUBLISHING--8.4%                      (a)Bell Cablemedia PLC, 11.95%, 2004                        370          329
                                         Cablevision Systems Corp., 9.875%, 2013                  450          451
                                         Frontiervision, 11.00%, 2006                             400          414
                                         Intermedia Capital Partners, 11.25%, 2006                250          265
                                      (a)International Cabletel Inc., 12.75%, 2005              1,130          847
                                         Newsquest Capital PLC, 11.00%, 2006                      400          431
                                         Sinclair Broadcasting Group, Inc., 10.00%, 2003          500          518
                                      (a)UIH Australia Pacific, Inc., 14.00%, 2006                400          219
                                      (a)Videotron Holdings PLC, 11.125%, 2004                    250          223
                                         -----------------------------------------------------------------------------
                                                                                                             4,539
----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--4.0%                  (a)Call-Net Enterprises Inc., 13.25%, 2004                  330          283
                                         Communication and Power Industry, Inc., 12.00%,
                                           2005                                                   150          165
                                         Intermedia Communications of Florida Inc., 13.50%,
                                           2005, with warrants expiring 2000                      200          233
                                      (a)McCaw Cellular International, zero coupon, 2007          900          436
                                      (a)Millicom International Cellular S.A., 13.50%,
                                           2006                                                   500          367
                                         USA Mobile Communications, Inc. II, 14.00%, 2004         140          151
                                         Western Wireless, 10.50%, 2007                           500          507
                                         -----------------------------------------------------------------------------
                                                                                                             2,142

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES, HOMEBUILDERS         Coinmach Corp., 11.75%, 2005                         $   500      $   555
AND REAL ESTATE--2.9%                    Hovnanian Kent, 11.25%, 2002                             500          521
                                         J.M. Peters Co., 12.75%, 2002                            180          180
                                         Presley Companies, 12.50%, 2001                          320          318
                                         -----------------------------------------------------------------------------
                                                                                                             1,574
----------------------------------------------------------------------------------------------------------------------

LODGING AND GAMING--2.3%                 Empress River Casino, 10.75%, 2002                       200          213
                                         Players International, 10.875%, 2005                     470          489
                                      (a)Six Flags Theme Park, 12.25%, 2005                       550          558
                                         -----------------------------------------------------------------------------
                                                                                                             1,260
----------------------------------------------------------------------------------------------------------------------

MANUFACTURING, METALS AND                Aftermarket Technology, 12.00%, 2004                     375          416
MINING--8.6%                             Alvey Systems, 11.375%, 2003                             500          515
                                         Bar Technologies, 13.50%, with warrants, 2001            500          515
                                      (a)Building Materials Corporation of America,
                                           11.75%, 2004                                         1,100          993
                                         Day International Group, Inc., 11.125%, 2005              40           42
                                         Euramax International PLC, 11.25%, 2006                  400          423
                                      (a)Foamex -- JPS Automotive L.P., 14.00%, with
                                           warrants, 2004                                         150          139
                                         GS Technologies, 12.25%, 2005                            100          110
                                         Gulf States Steel, 13.50%, with warrants, 2003           130          129
                                         IMO Industries, 11.75%, 2006                             500          503
                                         Jordan Industries, 10.375%, 2003                         150          151
                                         Nortek, Inc., 9.875%, 2004                               270          275
                                         Weirton Steel Corp., 11.375%, 2004                       400          422
                                         -----------------------------------------------------------------------------
                                                                                                             4,633
----------------------------------------------------------------------------------------------------------------------

PAPER, FOREST PRODUCTS AND               Gaylord Container Corp., 12.75%, 2005                    500          548
CONTAINERS--3.5%                         Maxxam Group, Inc., 11.25%, 2003                         500          515
                                         National Fiberstock Corp., 11.625%, 2002                 500          515
                                         Riverwood International, 10.875%, 2008                   300          273
                                         Stone Container Corp., 11.50%, 2006                       70           71
                                         -----------------------------------------------------------------------------
                                                                                                             1,922
----------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS--1.1%                   (c)Color Tile, Inc., 10.75%, 2001                           330           11
                                         Magellan Health Services, 11.25%, 2004                   500          557
                                         Pathmark Stores, Inc., 11.625%, 2002                      20           19
                                         -----------------------------------------------------------------------------
                                                                                                               587
                                         -----------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--32.6%
                                         (Cost: $16,918)                                                    17,644
                                         -----------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(C)                                                           SHARES OR PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------

                                         EchoStar Communications                                2,350 shs.  $    31
                                         Beatrice Foods, Inc.                                   7,896             9
                                         Empire Gas Corp.                                         359             2
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCK--.1%
                                         (Cost: $22)                                                             42
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

MONEY MARKET                             Yield--5.90%
INSTRUMENT--1.1%                         Due--June 1997
                                         (Cost: $586)                                         $   586           586
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--145.8%
                                         (Cost: $67,623)                                                     78,984
                                         -----------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(45.8%)                   (24,801)
                                         -----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                   $54,183
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Variable rate security. Rate shown is effective rate on May 31, 1997 and date shown represents the final maturity of the obligation.

(c) Non-income producing securities. In the case of a bond, generally denotes that issuer has defaulted on payment of principal or interest or has filed for bankruptcy.

Based on the cost of investments of $67,623,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $11,856,000, the gross unrealized depreciation was $495,000 and the net unrealized appreciation on investments was $11,361,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $67,623)                                                 $78,984
-----------------------------------------------------------------------
Interest rate swap agreements, at value                              65
-----------------------------------------------------------------------
Cash                                                                204
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  201
-----------------------------------------------------------------------
  Interest                                                          805
-----------------------------------------------------------------------
Deferred organization costs                                          20
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 80,279
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Liability under reverse repurchase agreements                    25,526
-----------------------------------------------------------------------
Payable for:
  Investments purchased                                             498
-----------------------------------------------------------------------
  Management fee                                                     38
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             20
-----------------------------------------------------------------------
  Trustees' fees and other                                           14
-----------------------------------------------------------------------
    Total liabilities                                            26,096
-----------------------------------------------------------------------
NET ASSETS                                                      $54,183
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $48,260
-----------------------------------------------------------------------
Accumulated net realized loss on sales of investments            (6,066)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                       11,426
-----------------------------------------------------------------------
Undistributed net investment income                                 563
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $54,183
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($54,183 / 3,450 shares outstanding)                             $15.70
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $ 4,087
-----------------------------------------------------------------------
Expenses:
    Management fee                                                  226
-----------------------------------------------------------------------
    Interest expense                                                702
-----------------------------------------------------------------------
    Custodian and transfer agent fees and related expenses           53
-----------------------------------------------------------------------
    Professional fees                                                33
-----------------------------------------------------------------------
    Trustees' fees and other                                         34
-----------------------------------------------------------------------
      Total expenses                                              1,048
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             3,039
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized loss on sales of investments                        (182)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            1,483
-----------------------------------------------------------------------
Net gain on investments                                           1,301
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 4,340
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

(IN THOUSANDS)

                                                                SIX MONTHS        YEAR
                                                                  ENDED          ENDED
                                                                 MAY 31,      NOVEMBER 30,
                                                                   1997           1996
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
  Net investment income                                          $ 3,039           6,046
------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          (182)            319
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            1,483           7,362
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               4,340          13,727
------------------------------------------------------------------------------------------
Distribution from net investment income                           (3,101)         (6,137)
------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
of 37 shares in 1996                                                  --             578
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       1,239           8,168
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------

Beginning of period                                               52,944          44,776
------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $563 and $637, respectively)                           $54,183          52,944
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------------

Increase in net assets from operations                           $ 4,340          13,727
------------------------------------------------------------------------------------------
Non-cash items                                                    (2,638)        (10,769)
------------------------------------------------------------------------------------------
Purchase of investments                                             (341)           (322)
------------------------------------------------------------------------------------------
  Net cash provided by operating activities                        1,361           2,636
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------------

Proceeds from reverse repurchase agreements                        1,548           2,741
------------------------------------------------------------------------------------------
Distributions to shareholders                                     (3,101)         (5,559)
------------------------------------------------------------------------------------------
  Net cash used in financing activities                           (1,553)         (2,818)
------------------------------------------------------------------------------------------
Net decrease in cash                                                (192)           (182)
------------------------------------------------------------------------------------------
CASH AT BEGINNING OF PERIOD                                          396             578
------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                            $   204             396
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $6,054,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES
                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $226,000 for the six months ended May 31, 1997. Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-advisor with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $12,000 for the six months ended May 31, 1997.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no direct payments to its officers and incurred trustees fees of $7,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $14,031

                             Proceeds from sales                          12,571

--------------------------------------------------------------------------------
4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties. Approximately
                             $2,400,000 and $11,300,000 of the agreements mature within thirty days and ninety days, respectively, with the remainder maturing within five months. The weighted average interest rate is 5.85%. Securities valued at $26,300,000 have been pledged as collateral for the agreements.

--------------------------------------------------------------------------------
5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the Fund has entered into interest rate swap agreements with counterparties to convert investments in floating rate obligations into fixed rate obligations. At May 31, 1997, the Fund had outstanding interest rate swap agreements as follows:

                                                                                   FLOATING RATE    FIXED RATE
                                                                                   PAYMENTS MADE     PAYMENTS
                                                         NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                   COUNTERPARTY           AMOUNT        DATE         BASED ON      BY THE FUND
                                   ------------          --------    -----------   -------------   -----------
                             GS Financial Products
                             U.S., L.P.                 $5,000,000     5/31/99         LIBOR          6.97%
                             ----------------------------------------------------------------------------------
                             Lehman Brothers Special
                             Financing Inc.              5,000,000     5/31/99         LIBOR          6.875%
                             ----------------------------------------------------------------------------------

                             The Fund bears the market risk from changes in interest rates and accordingly the unrealized gain
                             (loss) on the investments is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at May 31, 1997 amounted to $65,000. The Fund also bears the credit risk that the counterparty will not perform under the contract.

FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS
                                                    ENDED          YEAR ENDED NOVEMBER 30,           APRIL 29
                                                   MAY 31,         ------------------------       TO NOVEMBER 30,
                                                     1997           1996              1995             1994
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $15.34           13.12            12.60            13.97
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .88            1.75             1.68              .87
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .38            2.25              .54            (1.60)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.26            4.00             2.22             (.73)
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income           .90            1.78             1.70              .64
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $15.70           15.34            13.12            12.60
---------------------------------------------------------------------------------------------------------------------
Market value, end of period                         $18.38           17.75            14.25            13.50
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Based on net asset value                              8.52%          32.63            19.29            (5.43)
---------------------------------------------------------------------------------------------------------------------
Based on market value                                 9.13%          39.99            20.70            (5.61)
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses before interest expense                      1.26%           1.23             1.26             1.13
---------------------------------------------------------------------------------------------------------------------
Expenses after interest expense                       3.90%           3.89             4.35             3.41
---------------------------------------------------------------------------------------------------------------------
Net investment income                                11.27%          12.43            13.56            10.95
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)         $54,183          52,944           44,776           42,390
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    15%             19               49               55
---------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On May 29, 1997, an annual shareholders' meeting was held. Kemper Strategic Income Fund shareholders were asked to vote on two separate issues: re-election of the eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. We are pleased to report that all nominees were elected and the selection of Ernst & Young LLP as the fund's auditors was ratified. Following are the results for each issue:

1) Re-election of Trustees

                               For       Withheld
   James E. Akins           2,786,903     35,537
   Arthur R. Gottschalk     2,791,693     30,747
   Frederick T. Kelsey      2,792,697     29,743
   Dominique P. Morax       2,791,586     30,854
   Fred B. Renwick          2,790,986     31,454
   Stephen B. Timbers       2,795,890     26,550
   John B. Tingleff         2,793,928     28,512
   John G. Weithers         2,795,521     26,919

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                   For          Against         Abstain
                2,777,119        30,055          15,265

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                     OFFICERS

STEPHEN B. TIMBERS           J. PATRICK BEIMFORD, JR.       PHILIP J. COLLORA
President and Trustee        Vice President                 Vice President and
                                                            Secretary
JAMES E. AKINS               CHARLES R. MANZONI, JR.
Trustee                      Vice President                 JEROME L. DUFFY
                                                            Treasurer
ARTHUR R. GOTTSCHALK         MICHAEL A. MCNAMARA
Trustee                      Vice President

FREDERICK T. KELSEY          JOHN E. NEAL
Trustee                      Vice President

DOMINIQUE P. MORAX           ROBERT C. PECK
Trustee                      Vice President

FRED B. RENWICK              HARRY E. RESIS, JR.
Trustee                      Vice President

JOHN B. TINGLEFF             JONATHAN W. TRUTTER
Trustee                      Vice President

JOHN G. WEITHERS             RICHARD L. VANDENBERG
Trustee                      Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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KSIF - 3 (7/97)   1034770
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